Exhibit 99

                           CERTIFICATION PURSUANT TO
                               18 U.S.C. S 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Bromwell Financial Fund, Limited Partnership (the "Company") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shira Del Pacult, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. S 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




Date:  August 14, 2002            /s/ Shira Del Pacult
                                  Shira Del Pacult
                                  Principal and Chief Financial Officer